Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

WEPN   | Nicholas Defense and Rare Earth Income ETF

(the “Fund”)

listed on NYSE Arca, Inc.

March 4, 2026

Supplement to the Prospectus,
dated February 4, 2026

Effective immediately, the section of the Fund’s prospectus titled “Summary Information - Investment Objective” is deleted and replaced with the following:

The Nicholas Defense and Rare Earth Income ETF’s (the “Fund”) primary investment objective is to seek capital appreciation. The Fund’s secondary investment objective is to seek current income.

Please retain this Supplement for future reference.